UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 18, 2018

Date of Report (Date of earliest event reported)

Legacy Reserves Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33249	82-4919553
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 W. Wall St, Suite 1800, Midland, TX 79701

(Address of principal executive offices) (Zip Code)

(432) 689-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On September 20, 2018, Legacy Reserves Inc., a Delaware corporation (the “Company”), completed the previously announced transactions contemplated by the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated July 9, 2018, by and among the Company, Legacy Reserves LP, a Delaware limited partnership (the “Partnership”), Legacy Reserves GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), and Legacy Reserves Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), and the GP Purchase Agreement (the “GP Purchase Agreement”), dated March 23, 2018, by and among the Company, the General Partner, the Partnership, Lion GP Interests, LLC, Moriah Properties Limited, and Brothers Production Properties, Ltd., Brothers Production Company, Inc., Brothers Operating Company, Inc., J&W McGraw Properties, Ltd., DAB Resources, Ltd. and H2K Holdings, Ltd. (such transactions referred to herein collectively as the “Corporate Reorganization”). This Current Report on Form 8-K (the “Form 8-K”) is being filed for the purposes of establishing the Company as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to disclose certain related matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of the Company’s common stock, par value $0.01 (“Common Stock”), as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 20, 2018, the Company completed the Corporate Reorganization. Pursuant to the terms and conditions set forth in the Merger Agreement and the GP Purchase Agreement, upon the consummation of the Corporate Reorganization:

•

the Company, which, prior to the Corporate Reorganization, was a wholly owned subsidiary of the General Partner, acquired all of the issued and outstanding limited liability company interests in the General Partner and became the sole member of the General Partner with the General Partner becoming a subsidiary of the Company; and

•

the Partnership merged with Merger Sub, with the Partnership continuing as the surviving entity and as a subsidiary of the Company, with the limited partner interests in the Partnership (other than the incentive distribution units in the Partnership) being exchanged for Common Stock and the General Partner interest remaining outstanding.

Pursuant to the Merger Agreement and the approval of the board of directors of the General Partner (the “GP Board”), for each named executive officer of the General Partner and for all of the employees of the Partnership, each award previously granted pursuant to the Amended and Restated Legacy Reserves LP Long-Term Incentive Plan, as amended (the “Partnership LTIP”), held by such person that is outstanding and unvested immediately prior to the Effective Time will, automatically and without any action on the part of the holder, fully vest or become exercisable in full, as the case may be, and shall be settled in accordance with each award’s applicable award agreement. Certain of these award agreements relating to outstanding phantom units under the Partnership LTIP granted to certain of the General Partner’s executive officers, including each of the named executive officers, provide that such phantom units be settled in cash (the “Cash Settled Awards”). Pursuant to the Amendments to Grant of Phantom Units Agreement approved by each of the Compensation Committee of the GP Board, the GP Board and the board of directors of the Company (the “Board of Directors”) and entered into by certain of the General Partner’s executive officers that have Cash Settled Awards, including each of the named executive officers (the “Amendments”), each of such executive officers have the option to elect to reinvest any portion of the cash received pursuant to the Cash Settled Awards in Common Stock (a “Stock Purchase Election”). Additionally, pursuant to the Amendments, each of the General Partner’s executive officers that are to receive Cash Settled Awards have agreed to make a Stock Purchase Election as necessary such that the aggregate amount of cash paid in settlement of any incentive equity-based awards being settled in connection with the Corporate Reorganization will not exceed $30 million. Lastly, all amounts previously credited to the named executive officers as distribution equivalent rights under awards granted pursuant to the Partnership LTIP shall continue to remain so credited and payable on the same payment date set forth in the respective award agreements, subject to the same time-based vesting schedule previously included in the award, but without application of any performance factor.

Immediately following the consummation of the Corporate Reorganization, the outstanding Common Stock was owned approximately 73.92% by former holders of units representing limited partner interests in the Partnership (the “Units”), including Units held by members of the General Partner and their affiliates, the Partnership’s founding investors and members of the General Partner’s board of directors and management, approximately 6.34% by former holders of 8% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units in the Partnership (the “Series A Preferred Units”), and approximately 19.74% by former holders of 8% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit in the Partnership (the “Series B Preferred Units”).

The issuance of the Common Stock in the Corporate Reorganization was registered under the Securities Act, pursuant to the proxy statement/prospectus dated August 3, 2018 and filed with the Securities and Exchange Commission (the “SEC”) on August 3, 2018 (the “Proxy Statement/Prospectus”) that forms a part of the Registration Statement on Form S-4 (Registration No. 333-224182) of the Company, as declared effective on August 3, 2018 (the “Registration Statement”). The Proxy Statement/Prospectus contains additional information about the Corporate Reorganization and the other transactions contemplated by the Merger Agreement and the GP Purchase Agreement, including information concerning the interests of directors, executive officers and affiliates of the Company, the General Partner and the Partnership in the Corporate Reorganization.

The Common Stock will begin trading on the NASDAQ Global Select Market under the symbol “LGCY” on September 21, 2018.

Each of the Units, Series A Preferred Units and Series B Preferred Units was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and was listed on the NASDAQ Global Select Market, and each has been delisted from the NASDAQ Global Select Market in connection with the consummation of the Corporate Reorganization. The Partnership expects to file a Form 15 with the SEC to terminate the registration under Sections 12(g) and 15(d) of the Exchange Act of the Units, the Series A Preferred Units and the Series B Preferred Units, respectively.

In connection with the Corporate Reorganization and by operation of Rule 12g-3(a) promulgated under the Exchange Act, the Company is the successor issuer to the Partnership and has succeeded to the attributes of the Partnership as the registrant. The Common Stock is deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

The description of the Company’s common stock provided in Exhibit 99.1, which is incorporated by reference herein, modifies and supersedes any prior description of the Company’s capital stock in any registration statement or report filed with the SEC and will be available for incorporation by reference into certain of the Company’s filings with the SEC pursuant to the Securities Act, the Exchange Act, and the rules and forms promulgated thereunder.

Item 5.01	Changes in Control of the Registrant.

Upon the consummation of the Corporate Reorganization on September 20, 2018 as further described above under Item 2.01, a change of control of the Company occurred. Immediately prior to the Corporate Reorganization, the General Partner owned all of the issued and outstanding equity interests in the Company. Upon consummation of the Corporate Reorganization, pursuant to the terms and conditions of the Merger Agreement, the former unitholders and holders of Series A Preferred Units and Series B Preferred Units of the Partnership became the stockholders of the Company in accordance with the unit exchange provisions and ratios set forth in the Merger Agreement. As a result of the Corporate Reorganization, each of the General Partner and the Partnership became a wholly owned subsidiary of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

In connection with and upon the consummation of the Corporate Reorganization, the Company and Legacy Reserves Services, Inc., a wholly owned subsidiary of the Company, entered into employment agreements with each of Paul T. Horne, James Daniel Westcott, Kyle M. Hammond, Kyle A. McGraw, Dan G. LeRoy and Micah C. Foster, which are substantially in the form of the Form of Employment Agreement attached as Exhibit 10.20 to the Registration Statement. The description of the Form of Employment Agreement that was contained under the caption “New Employment Agreements” in the Proxy Statement/Prospectus is incorporated herein by reference.

Copies of the Company’s employment agreements with Paul T. Horne, James Daniel Westcott, Kyle M. Hammond, Kyle A. McGraw, Dan G. LeRoy and Micah C. Foster are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Appointments and Resignation

In connection with and upon the consummation of the Corporate Reorganization, James Daniel Westcott resigned as the sole director of the Company and the Company appointed Paul T. Horne, Cary D. Brown, William R. Granberry, G. Larry Lawrence, D. Dwight Scott and Kyle D. Vann to the Board of Directors. The information with respect to the experience and qualifications and the Company’s compensation of such persons set forth under the captions “Management of New Legacy”, “Compensation of Directors” and elsewhere in the Proxy Statement/Prospectus is incorporated by reference herein. Paul T. Horne has been appointed as Chairman of the Board of Directors. Kyle D. Vann has been appointed lead independent director of the Board of Directors. Cary D. Brown, William R. Granberry and G. Larry Lawrence (Chair) have been appointed to the Audit Committee of the Board of Directors. William R. Granberry, G. Larry Lawrence and Kyle D. Vann (Chair) have been appointed to the Compensation Committee of the Board of Directors. William R. Granberry (Chair), G. Larry Lawrence and Kyle D. Vann have been appointed to the Nominating and Corporate Governance Committee of the Board of Directors.

2018 Omnibus Incentive Plan and Awards

On March 23, 2018, the Board of Directors approved and adopted, subject to the consummation of the Corporate Reorganization and approval of the holders of the Units, the Legacy Reserves Inc. 2018 Omnibus Incentive Plan (the “LTIP”) and certain grants under the LTIP to certain officers of the Company (the “Initial Awards”). On July 5, 2018, in connection with the approval of the Merger Agreement, the Board of Directors approved and adopted, subject to the consummation of the Corporate Reorganization and approval of the holders of Units, a “Share Reserve” (as defined in the LTIP) of 10.5 million shares. On September 19, 2018, at a special meeting of the holders of the Units (the “Special Meeting of Unitholders”), the LTIP was approved by the majority of the votes cast at the Special Meeting of Unitholders. The LTIP and the Initial Awards became effective in connection with the consummation of the Corporate Reorganization.

The description of the LTIP and the Initial Awards set forth under the captions “Description of the New Legacy 2018 Omnibus Incentive Plan” and “New Legacy LTIP Awards” and elsewhere in the Proxy Statement/Prospectus is incorporated herein by reference. The LTIP is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Corporate Reorganization, the Company amended and restated in their entirety its certificate of incorporation and bylaws substantially in the forms attached as Exhibits A and B to the Merger Agreement and included in the Proxy Statement/Prospectus, revised as indicated therein to reflect the defeat of the Classified Board Proposal (as defined in the Merger Agreement) at the Special Meeting of Unitholders. The description of the amended and restated certificate of incorporation (the “A&R Certificate of Incorporation”) and the amended and restated bylaws (the “A&R Bylaws”) that was contained under the captions “Comparison of Unitholder or Stockholder Rights” and “Description of New Legacy Capital Stock” in the Proxy Statement/Prospectus is incorporated herein by reference. The A&R Certificate of Incorporation and A&R Bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Legacy Reserves Inc.

3.2	Amended and Restated Bylaws of Legacy Reserves Inc.

10.1	Employment Agreement dated September 20, 2018, between Legacy Reserves Inc., Legacy Reserves Services, Inc. and Paul T. Horne.

10.2	Employment Agreement dated September 20, 2018, between Legacy Reserves Inc., Legacy Reserves Services, Inc. and James Daniel Westcott.

10.3	Employment Agreement dated September 20, 2018, between Legacy Reserves Inc., Legacy Reserves Services, Inc. and Kyle M. Hammond.

10.4	Employment Agreement dated September 20, 2018, between Legacy Reserves Inc., Legacy Reserves Services, Inc. and Kyle A. McGraw.

10.5	Employment Agreement dated September 20, 2018, between Legacy Reserves Inc., Legacy Reserves Services, Inc. and Dan G. LeRoy.

10.6	Employment Agreement dated September 20, 2018, between Legacy Reserves Inc., Legacy Reserves Services, Inc. and Micah C. Foster.

Exhibit No.	Description

10.7	Legacy Reserves Inc. 2018 Omnibus Incentive Plan.

99.1	Description of Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy Reserves Inc.

Date: September 20, 2018	By:	/s/ James Daniel Westcott
James Daniel Westcott
President and Chief Financial Officer